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                                                                   EXHIBIT 10.30







                               MARKETING AGREEMENT

                                 BY AND BETWEEN

                              LECSTAR TELECOM, INC.

                                       AND

                       COBB ENERGY MANAGEMENT CORPORATION

                            DATED: NOVEMBER 30, 2000

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                                TABLE OF CONTENTS

EXHIBIT LIST...................................................................A

SCHEDULES......................................................................A

LECSTAR TELECOM, INC. .........................................................1

1        DEFINITIONS...........................................................1

1.1      ACTIVE CUSTOMER.......................................................1

1.2      ADVERSE REGULATORY DETERMINATION......................................1

1.3      AFFILIATE(S)..........................................................1

1.4      AGREEMENT.............................................................2

1.5      COMMISSION............................................................2

1.6      CONFIDENTIAL INFORMATION..............................................2

1.7      CONTRACT RATE.........................................................2

1.8      RESERVED..............................................................2

1.9      DIRECT COSTS..........................................................2

1.10     DISCLOSING PARTY......................................................2

1.11     LECSTAR CUSTOMER SUPPORT..............................................2

1.12     INACTIVE CUSTOMER.....................................................2

1.13     MARK(S)...............................................................2

1.14     MARKETER CUSTOMER SUPPORT.............................................2

1.15     MARKETER REVENUE PERCENTAGE...........................................2

1.16     PARTY(IES)............................................................2

1.17     PRODUCT PACKAGE(S)....................................................2

1.18     QUALIFIED CUSTOMER....................................................3

1.19     RATE..................................................................3

1.20     RECIPIENT.............................................................3

1.21     REGULATED SERVICE(S)..................................................3

1.22     REGULATORY AUTHORITY..................................................3

1.23     SERVICE(S)............................................................3

1.24     SERVICE POLICIES......................................................3

1.25     TERM..................................................................3

1.26     TERMINATION DATE......................................................3

1.27     TERRITORY.............................................................3

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1.28     TRADE SECRETS.........................................................3

1.29     USE POLICY............................................................3

1.30     WARM TRANSFER.........................................................3

2.       TERM & TERMINATION....................................................4

2.1      TERM..................................................................4

2.2      EARLY TERMINATION.....................................................4

2.3      NOTICE AND OPPORTUNITY TO CURE........................................4

2.4      EFFECT OF TERMINATION.................................................4

3        MARKETING.............................................................5

3.1      OBLIGATION TO MARKET AND PROMOTE......................................5

3.2      AMENDMENTS TO EXHIBIT.................................................5

3.3      AMENDMENTS TO EXHIBIT.................................................6

3.4      MARKETING MATERIALS...................................................6

3.7      MARKETING OF COMPETING PRODUCTS.......................................7

4.       PROVISION OF SERVICE(S)...............................................7

4.1      OBLIGATION TO PROVIDE SERVICES........................................7

4.2      QUALIFICATION OF CUSTOMERS BY LECSTAR.................................8

5.       BILLING, PAYMENT AND REPORTING........................................8

5.1      EXCHANGE OF INFORMATION...............................................8

5.2      BILLING AND COLLECTING................................................8

5.3      PAYMENT...............................................................9

5.4      ADDITIONAL COMMISSIONS/MOST FAVORED NATION............................9

5.5      STATEMENTS............................................................9

6.       SUPPORT...............................................................9

6.1      MARKETER CUSTOMER SUPPORT.............................................9

6.2      LECSTAR CUSTOMER SUPPORT.............................................10

6.3      TRANSFER OF SUPPORT REQUESTS.........................................10

7.       AUDIT................................................................10

8.       CONFIDENTIALITY......................................................10

8.1      ACKNOWLEDGMENT.......................................................10

8.2      EMBODIMENTS..........................................................11

8.3      PROTECTION OF CONFIDENTIAL INFORMATION...............................11

8.4      PROTECTION OF TRADE SECRETS..........................................11

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8.5      EXCEPTIONS...........................................................11

8.6      INJUNCTIVE RELIEF....................................................11

8.7      SURVIVAL.............................................................11

9        WARRANTIES...........................................................12

9.1      MARKETER'S REPRESENTATIONS AND WARRANTIES............................12

9.2      LECSTAR'S REPRESENTATIONS AND WARRANTIES.............................12

9.4      RESTRICTION ON USE OF MARKETER'S CUSTOMER INFORMATION................13

10.      COMPLIANCE WITH LAWS.................................................13

10.1     COVENANT.............................................................13

10.2     INDEMNITY BY LECSTAR.................................................13

10.4     INDEMNITY BY MARKETER................................................13

11.      GENERAL PROVISIONS...................................................13

11.1     HEADINGS.............................................................13

11.2     TIME OF ESSENCE......................................................13

11.3     SEVERABILITY.........................................................13

11.4     GOVERNING LAW........................................................13

11.5     NOTICES..............................................................14

11.7     ASSIGNMENT...........................................................14

11.8     PRONOUNS.............................................................14

11.9     AGREEMENT CONFIDENTIAL...............................................14

11.10    PARTNERSHIP..........................................................14

11.11    ENTIRE AGREEMENT.....................................................14

11.12    BINDING AGREEMENT....................................................15

11.13    COUNTERPARTS.........................................................15

11.14    QUALIFICATION OF INDEMNITIES.........................................15
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                                  EXHIBIT LIST


"A"      SERVICES, PRODUCT PACKAGES AND COMMISSIONS

"B"      TERRITORY

"C"      LECSTAR CUSTOMER SUPPORT

"D"      MARKETER CUSTOMER SUPPORT


                                    SCHEDULES

                  3.1.2     MARKETING ACTIVITIES

                  6.3       RULES FOR PAYMENT APPLICATION



                                       A
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                               MARKETING AGREEMENT

         THIS MARKETING AGREEMENT made and entered into this 30th day of November, 2000, and effective the 1st day of July, 2000 ("Effective Date"), by and between LecStar Telecom, Inc., a Georgia corporation with principal offices at 4501 Circle 75 Parkway, Suite 4210, Building D, Atlanta, Georgia 30339 (hereinafter referred to as "LecStar") and the Cobb Energy Management Corporation, a Georgia corporation with principal offices at 1000 EMC Parkway, Marietta, GA 30061 (hereinafter referred to as "Marketer").

         WHEREAS, LecStar is both a facilities based provider and a seller of residential and commercial local and long-distance telephone services ("Telephone Services"); and

         WHEREAS, Marketer wishes to engage LecStar to either directly provide or contract with qualified, licensed telecommunications carriers to provide for the delivery, maintenance, and support of the Telephone Services so that Marketer may offer such Telephone Services to its customers; and

         WHEREAS, Marketer wishes LecStar to grant Marketer the right to market and sell Telephone Services subscriptions and earn a commission for such subscription; and

         WHEREAS, LecStar desires to grant such right to Marketer; and

         WHEREAS, Marketer and LecStar desire to enter into this Agreement authorizing Marketer to market and distribute the Telephone Services to its Customers, as well as confirm the understanding relative to Commissions Marketer may earn.

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants undertaken herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and between LecStar and Marketer as follows:

         1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         1.1 ACTIVE CUSTOMER. "Active Customer" shall have the meaning set forth in Section 4.2.2.

         1.2 ADVERSE REGULATORY DETERMINATION. "Adverse Regulatory Determination" shall mean any determination by any Regulatory Authority that (i) the Agreement, in whole or in part, is unlawful or unenforceable, or (ii) adversely affects the Agreement or any right or privilege of LecStar thereunder or any Service(s) or Product Package(s) (including without limitation the cost to LecStar or to any Affiliate for same or the pricing for same).

         1.3 AFFILIATE(s). "Affiliate(s)" shall mean each subsidiary, affiliate, successor or permitted assign of LecStar, in all instances whether now existing or hereafter acquired or formed, which are designated by LecStar to provide Service(s) or Product Package(s) to Active Customers.


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         1.4 AGREEMENT. "Agreement" shall mean this Marketing Agreement between
LecStar and Marketer, including all exhibits and attachments hereto, as the same may be amended from time to time.

         1.5 COMMISSION. "Commission" shall have the meaning set forth at
Section 5.3.

         1.6 CONFIDENTIAL INFORMATION. "Confidential Information" shall have the meaning set forth at Section 8.

         1.7 CONTRACT RATE. "Contract Rate" shall mean that rate of interest equal to the lesser of (i) twelve percent (12%) per annum or (ii) the highest rate allowed by law.

         1.8 RESERVED.

         1.9 DIRECT COSTS. "Direct Costs" shall mean all costs incurred by LecStar or any Affiliate in performance of, or attributable to the performance of, duties hereunder, and shall include without limitation charges, surcharges or taxes imposed upon LecStar or any Affiliate by any other provider of telecommunications services or by any Regulatory Authority.

         1.10 DISCLOSING PARTY. "Disclosing Party" shall have the meaning set forth in Section 8.1

         1.11 LECSTAR CUSTOMER SUPPORT. "LecStar Customer Support" shall mean the direct assistance provided by LecStar to Active Customers or Qualified Customers, as described in Exhibit "C".

         1.12 INACTIVE CUSTOMER. "Inactive Customer" shall have the meaning set forth at Section 4.2.2.

         1.13 MARK(s). "Mark(s)" shall have the meaning set forth at Section 3.4

         1.14 MARKETER CUSTOMER SUPPORT. "Marketer Customer Support" shall mean the direct assistance provided by Marketer to Active Customers or Qualified Customers, as described in Exhibit "D".

         1.15 MARKETER COMMISSION RATE. "Marketer Commission Rate" shall mean, with respect to any Service(s) or Product Package(s), the Marketer Commission Rate corresponding thereto as set forth on Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.16 PARTY(IES). "Party(ies)" shall mean LecStar and/or Marketer.

         1.17 PRODUCT PACKAGE(s). "Product Package(s)" shall mean those Product Package(s) set forth at Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time, which Product Package(s) consist of combinations of Service(s).


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         1.18 QUALIFIED CUSTOMER. "Qualified Customer" shall have the meaning set forth at Section 4.2.1.

         1.19 RATE. "Rate" shall mean with respect to any Service(s) or Product Package(s), the Rate corresponding thereto as set forth on Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.20 RECIPIENT. "Recipient" shall have the meaning set forth in Section 8.1.

         1.21 REGULATED SERVICE(s). "Regulated Service(s)" shall mean (i) those Service(s) which, at the time in question, are regulated by any Regulatory Authority as to the rates, terms or conditions of provision of such Service(s), and (ii) any Product Package(s) which contain one or more Service(s) which, at the time in question, are regulated by any Regulatory Authority as to the rates, terms or conditions of provision of such Service(s)

         1.22 REGULATORY AUTHORITY. "Regulatory Authority" shall mean individually and collectively (i) the Federal Communication Commission, (ii) any public service commission, and (iii) any administrative agency, judicial authority, or other federal, state, municipal, international, or foreign governmental body or agency having authority over any Service(s), this Marketing Agreement, the Parties, or any matter related hereto or thereto.

         1.23 SERVICE(s). " Service(s)" shall mean those services set forth at Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.24 SERVICE POLICIES. "Service Policies" shall have the meaning set forth at Section 4.1.

         1.25 TERM. "Term" shall mean that period of time during which this Agreement shall be in effect, including all renewals and extensions hereof; and "termination" shall include both termination and expiration of the term of this Agreement.

         1.26 TERMINATION DATE. "Termination Date" shall mean the date on which the Term ends, regardless of the cause thereof.

         1.27 TERRITORY. "Territory" shall mean the geographic area(s) set forth at Exhibit "B" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.28 TRADE SECRETS. Trade Secrets" shall have the meaning set forth in O.C.G.A. Section 10-1-761(4).

         1.29 USE POLICY. "Use Policy" shall have the meaning set forth at
Section 3.4.

         1.30 WARM TRANSFER. "Warm Transfer" shall mean the transfer of (or to transfer) live telephone calls directed from one Party to the other, without requiring the calling party to disconnect the call.


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                              2. TERM & TERMINATION

         2.1 TERM. The Initial Term shall be for a period of five (5) years commencing upon the Effective Date (the "Initial Term"). Upon the expiration of the Initial Term or any Renewal Term, the Term hereof shall automatically be renewed for additional two (2) year terms ("Renewal Term"), unless terminated by either party upon sixty (60) days written notice prior to the expiration of the Initial Term or any Renewal Term.

         2.2 EARLY TERMINATION. Subject to Section 2.3, without prejudice to any other remedies, the non-defaulting party shall have the right at any time by giving written notice to the other Party to terminate the Agreement forthwith in any of the following events (an "Event of Default"): (i) if the other Party commits a material breach of any of the terms, representations, warranties or conditions of this Agreement; or (ii) if the other Party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits an appointment of a receiver for its business or assets, becomes subject to any proceedings under any bankruptcy or insolvency law, whether domestic of foreign, or is liquidated, voluntarily or otherwise. Notwithstanding any provision herein to the contrary, after the expiration of the Initial Term, either party may terminate this Agreement on one hundred eighty (180) days written notice to the other party.

         2.3 NOTICES AND OPPORTUNITY TO CURE. Upon the occurrence of an Event of Default, the non-defaulting Party shall deliver to the defaulting Party a Notice of Intent to Terminate that identifies in detail the Event of Default. If the Event of Default is curable and remains uncured for thirty (30) days, the non-defaulting Party may terminate this Agreement by delivering to the defaulting Party a Notice of Termination that identifies the effective date of the termination, which date shall not be less than thirty (30) days after the delivery of the Notice of Intent to Terminate. In the event the default is incurable, the non-defaulting Party may terminate this Agreement effective immediately.

         2.4 EFFECT OF TERMINATION. Upon termination of this Agreement for any cause whatsoever:

              2.4.1 All licenses and rights of Marketer provided for hereunder, including without limitation the right to market or promote the Service(s) and Product Package(s), shall immediately cease;

              2.4.2 Upon termination or expiration of this Agreement for any reason, LecStar agrees to provide the Service(s) and Product Package(s) to all Active Customers and to support Active Customers existing as of the termination date, and Marketer shall be entitled to continue to receive Commissions for each Active Customer until the termination of such Customer's affiliation with LecStar. Marketer shall also be entitled to continue to do billing for Customers, if applicable. Provided in the event of termination because of an Event of Default by Marketer, Marketer will not continue to receive Commissions.

         2.4.3 Termination by either Party will not affect the rights of any Active Customer under such Active Customer's agreement with LecStar.

              2.4.4 Neither Party shall publish or cause to be published any derogatory,


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disparaging, libelous or slanderous statement or materials of any type with respect to the other Party or with respect to any of the Service(s) or Product Package(s).

                                  3. MARKETING

         3.1 OBLIGATION TO MARKET AND PROMOTE.

              3.1.1 Subject to the terms and conditions hereof, LecStar hereby designates and appoints Marketer, for the Term, as its Affiliates' non-exclusive sales representative with respect to the Service(s) and Product Package(s), and Marketer hereby accepts such designation and appointment. Marketer shall not obligate or bind LecStar or any Affiliates in any manner whatsoever nor represent to third parties that it may enter into any binding obligation on behalf of LecStar or any Affiliates, without the prior express written consent of LecStar or such Affiliates.

              3.1.2 For the Term, Marketer shall exercise commercially reasonable efforts to market and promote the Service(s) and Product Package(s) to consumers throughout the Territory (including without limitation Marketer's own business and residential customers), in accordance with and subject to the terms and conditions of this Agreement including the marketing activities described in Schedule 3.1.2. Marketer shall not engage in fraud, dishonesty, gross negligence or willful misconduct in the performance of its duties hereunder.

         3.2 AMENDMENTS TO EXHIBIT "A".

              3.2.1 Service(s) or Product Package(s) may be added to Exhibit "A" upon the mutual agreement of the Parties. Upon such agreement, LecStar shall deliver to Marketer a new Exhibit "A" indicating (i) such additional Service(s) or Product Package(s), (ii) the Rates and Marketer Revenue Percentages therefore, and (iii) other information therefore indicated on Exhibit "A".

              3.2.2 Service(s) or Product Package(s) may be deleted from Exhibit "A" upon the mutual agreement of the Parties. In addition, LecStar may at any time and from time to time during the Term, delete Service(s) or Product Package(s) from Exhibit "A" upon ninety (90) days' written notice to Marketer; provided, however, anything to the contrary in this Agreement notwithstanding, LecStar may delete any Service(s) or Product Package(s), with such deletion effective immediately, in the event of an Adverse Regulatory Determination affecting such Service(s) or Product Package(s); provided further however, all Customers accepted by LecStar and subsequently installed prior to the expiration of the old Service(s) or Product Package(s) will be provided such Service(s) under the old Package(s) unless such customer chooses to change to a new plan. Upon any deletion of Service(s) or Product Package(s) from Exhibit "A", LecStar shall deliver to Marketer a new Exhibit "A" reflecting such deletion.

              3.2.3 Rates for specific Service(s) or Product Package(s) set forth upon Exhibit "A" may be modified upon the mutual agreement of the Parties; provided, however, that LecStar may modify any Rates upon ten (10) days written notice to Marketer in the event of any determination by any Regulatory Authority that directly affects any rates, terms or conditions set forth in any applicable, then-effective tariff or Service Policies; provided further that, in the event of a conflict between any Rates and a rate set forth in any applicable, then-effective tariffs, the rate set forth in


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such tariffs shall control, and Exhibit "A" shall be deemed automatically amended to reflect such rates. Upon any modification of any Rate set forth on Exhibit "A", LecStar shall deliver to Marketer a new Exhibit "A" reflecting such modification. All customers accepted by LecStar prior to the rate modification will be billed under the prior rate to the extent permitted by law; provided, however customers opting for new service plans are exempt from this provision.

         3.3 AMENDMENTS TO EXHIBIT "B". The Territory may be amended only upon the mutual Agreement of the parties; provided, however, that LecStar may amend the Territory to delete from Exhibit "B" any geographic area(s) in the event of an Adverse Regulatory Determination affecting LecStar's or any Affiliate's provision of any Service(s) in such geographic area(s), with such deletion effective immediately. In the event of any amendment to Exhibit "B" hereunder, LecStar shall deliver to Marketer a new Exhibit "B" reflecting such amendment.

         3.4 MARKETING MATERIALS. During the Term, the Parties shall create or cooperate in the creation of, or either Party may deliver to the other Party, certain news releases, publicity or marketing and promotional materials which describe Marketer, LecStar, any Affiliate, or any Service(s) or Product Package(s) (collectively "Marketing Materials"). In connection therewith, each Party grants to the other Party a nonexclusive, nontransferable license to (i) distribute such Marketing Materials to third parties, and (ii) use the trademarks, service marks, trade names, logos, and symbols used in such Marketing Materials to denote the other Party or any product or service of the other Party (each a "Mark" and collectively the "Marks") as reasonably necessary to perform such Party's obligations under this Agreement and only in accordance with the terms of this Agreement. The Parties shall use the other Party's Marks only in accordance with such Party's or Affiliates' (as the case may be) then-current use policies for the Marks ("Use Policy"), which shall be made available upon request; provided, however, any provision of the Use Policy to the contrary notwithstanding, the license granted in this Section 3.4 shall not entitle either Party to make any use, and the Parties shall make no use, of the Marks which is disparaging to either Party or to any Affiliate or is likely to cause confusion as to the source or sponsorship of any Service(s) or Product Package(s), the source or sponsorship of any other products or services, or the existence of any relationship, sponsorship, affiliation or association between LecStar or any Affiliate and any third party. All Marketing Materials must be approved in writing by both Parties prior to distribution to third parties. Both Parties shall have the right, immediately and without notice, to suspend or revoke the licenses granted under this Section 3.4 upon any breach of this Agreement by the other Party. Marketer shall provide written notice, in all Marketing Materials that "Telecommunications services are provided by LecStar."

         3.5 INCONSISTENT REPRESENTATIONS. Marketer shall provide a means for consumers to contact Marketer by telephone during Marketer's regular business hours for purposes of inquiries related to any Service(s) or Product Package(s), and Marketer shall respond to such inquiries in a timely and accurate manner. Marketer shall ensure that no employee or agent of Marketer, or of any of Marketer's affiliates or subsidiaries, with respect of any third party, (i) makes any representation or warranty regarding LecStar, any Affiliates, or any Service(s) or Product Package(s), whether verbal, written or otherwise, which is false or inconsistent (a) with LecStar's or any Affiliates most current technical documentation or Marketing Materials, or (b) with respect to Regulated Service(s), with any tariff, price sheet or other document then in effect and of record with any Regulatory Authority; or (ii) fails to provide information which Marketer or Marketer's affiliates or subsidiaries reasonably know the omission of which is likely to create an impression inconsistent (a) with


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LecStar's or any Affiliate's most current technical documentation or Marketing
Materials, or (b) with respect to Regulated Service(s), with any tariff, price sheet or other document then in effect and of record with a Regulatory Authority (each of (i) and (ii) above an "Inconsistent Representation"). Marketer shall defend, indemnify and hold LecStar and all affiliates harmless from and against any claim, judgment, loss, damage or harm (including without limitation reasonable attorneys' fees) arising directly or indirectly from or in connection with an Inconsistent Representation.

              3.5.1 During the Term, Marketer shall not, and shall cause its parent, subsidiaries and entities under common control with Marketer to not, market to consumers within the Territory the products or services of any other telecommunications carrier.

              3.5.2 During the Term, Marketer shall not, and shall cause its subsidiaries and entities under common control with Marketer to not, directly or indirectly (i) offer, market or provide any competitive local exchange services in the State of Georgia, or (ii) become certificated with any Regulated Authority as a competitive local exchange carrier.


              3.5.3 In the event that LecStar or an Affiliate receives an offer or proposal from any Electric Membership Corporation (as defined in O.C.G.A.
Section 46-3-3(2) in the State of Georgia (an "EMC"), pursuant to which LecStar or an affiliate would provide Service(s) or Product packages(s) to such EMC's customers, then prior to accepting such offer or proposal, LecStar shall first provide Marketer with written notice thereof and fourteen (14) days in which to provide LecStar (or such Affiliate) with marketer's competitive proposal incorporating terms and conditions no less favorable to LecStar than those contained in the EMC's offer or proposal.

         3.6 MARKETING EXPENDITURES, COSTS. Marketer shall be solely responsible for all costs incurred by Marketer in its performance of its obligations under this Agreement.

         3.7 MARKETING OF COMPETING PRODUCTS. LecStar acknowledges that Marketer provides a broad range of products and services to its Customers, and agrees that within the CEMC Market Area, as provided in Exhibit "B", LecStar will not directly market products and services in competition with the same or similar products and services offered by Marketer and its Affiliates without the prior written consent from CEMC. In the event that a third party, other than an agency in Exhibit "A", provides services on behalf of LecStar and markets and sells competing products in the CEMC Service area provided on Exhibit B, Marketer shall be entitled to the commission on such sales stated for LecStar Customers on page 2 of Exhibit "A". Marketer acknowledges that LecStar provides a broad range of products and services to its Customers and agrees that Marketer will not directly or through another entity market products and services in competition with the same or similar products and services offered by LecStar and its Affiliates without the prior written consent from LecStar.

                           4. PROVISION OF SERVICE(S)

         4.1 OBLIGATION TO PROVIDE SERVICES. During the Term, and during the term of any Active Customer agreement, LecStar may designate Affiliates to, and shall cause such designated Affiliates to, provide to Active Customers those Service(s) and Product Package(s) designated by such Active Customers (and for which such Active Customer remains a Qualified Customer), in


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accordance with the terms and conditions of this Agreement and pursuant to such
Affiliate's then current terms and condition of service ("Service Policies"); provided, however, that Regulated Service(s) shall be provided in accordance with any applicable, then-effective tariffs governing such Regulated Service(s) (to the extent that such tariffs are applicable) and, in the event of a conflict between this Agreement, any Service Policies and any such tariffs, such tariffs shall control. Each Affiliate shall be a third party beneficiary of this Agreement. Upon designation of an Affiliate by LecStar, LecStar hereby guarantees and covenants that such designated Affiliate is qualified to and will provide to Active Customers those Service(s) and Product Package(s) in accordance with the terms and conditions of this Agreement. No designation by LecStar of an Affiliate shall act to absolve or excuse LecStar of its duties and covenants to provide Service(s) and Product Package(s) to Active Customers under this Agreement.

         4.2 QUALIFICATION OF CUSTOMERS BY LECSTAR.

              4.2.1 Marketer shall direct consumers seeking to subscribe to any Service(s) or Product Package(s) to contact LecStar to initiate the provisioning of such Service(s) or Product Package(s).

              4.2.2 Upon the completion of processing by Affiliates to such Affiliates' sole satisfaction, such Qualified Customer shall be deemed an "Active Customer"; provided, however, that such Qualified Customer will cease to be an Active Customer, with respect to given Service(s) or Product Package(s), upon the earliest to occur of (i) such Qualified Customer's voluntary termination of such Service(s) or Product Package(s) or (ii) suspension or termination of Service(s) or Product Package(s) to such Qualified Customer pursuant to the terms of any Service Policies or any applicable, then-effective tariffs. Upon the occurrence of (i) or (ii) above, such Qualified Customer shall thereafter be deemed an "Inactive Customer" with respect to such Service(s) or Product Package(s) until such time as LecStar has rescreened such Inactive Customer in accordance with Section 4.2.1 and such Inactive Customers is otherwise satisfactory to the Affiliate(s) providing such Service(s) or Product Package(s) to such Affiliate(s)' sole satisfaction.

                        5. BILLING, PAYMENT AND REPORTING

         5.1 EXCHANGE OF INFORMATION. The Parties shall within thirty (30) days of the execution of this Agreement, implement a process which will permit the electronic transfer between the Marketer and LecStar and Affiliates of data pertaining to Active Customers and Inactive Customers.

         5.2. BILLING AND COLLECTING. LecStar shall perform all accounting functions pertaining to the payment for all Service(s) and Product Package(s) by Active Customers and Inactive Customers. The terms of any applicable, then effective tariffs regarding delinquent payments and calculation of interest and late payment fees thereon shall apply to all Service(s) and Product Package(s) hereunder. LecStar will calculate the customer's bills and transmit such billing information to Marketer which will then bill Marketer's customers. CEMC Marketer shall remit one hundred percent (100%) of Telecom revenues collected by Marketer to LecStar on a weekly basis.


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         5.3 PAYMENT. LecStar shall (or shall cause the appropriate Affiliate
to), no less often than once per week, remit to Marketer for each payment received by LecStar from Active Customers or Inactive Customers during the immediately preceding calendar week as payment for Service(s) or Product Package(s), an amount equal to: (a) the amount of the such payment for such commission Service or Product Package (excluding without limitation any amounts attributable to taxes, interest or other late payment fees and after deduction for the account transfer costs attributable to such customer and not previously recovered), multiplied by (b) the CEMC Commissions Percentage set forth on Exhibit "A" for such Service or Product Package ("Commission"); provided, however, that, for purposes of calculating the Commission:

              5.3.1 All amounts paid by an Active Customer or an Inactive Customer shall first be applied to the oldest outstanding invoice of the payor; and:

              5.3.2 Subject to Section 5.3.1, all amounts paid by an Active Customer or an Inactive Customer shall be applied on a pro-rata basis for each Service(s) or Product Package(s) subscribed to by Customer unless otherwise dictated by the PSC.

         5.4 ADDITIONAL COMMISSIONS/MOST FAVORED NATION.

              5.4.1. UTILITY ENTITIES. Notwithstanding any other provision contained herein to the contrary, in the event LecStar engages to provide a program or services to another utility company during the Term of this Agreement, similar to the Service(s) and Product Package(s) provided for herein, and Marketer, either on its own initiative or upon LecStar's reasonable request, either (i) provides the initial contact between another entity and LecStar, or
(ii) provides an entity with an accurate appraisal of Marketer's experiences using LecStar's program and/or services, LecStar agrees to pay Marketer, in addition to any other amounts to be paid to Marketer hereunder, a Commission on all sales generated by such other agency as provided on Exhibit "A".


              5.4.2 FAVORABLE PRICE. LecStar agrees that if it enters into an agreement with any other entity to provide a similar program or services as are provided under this Agreement with prices, terms, commissions and conditions more favorable than those contemplated herein, Marketer shall receive the same prices, terms, commissions and conditions as the other entity.


              5.5 STATEMENTS. LecStar shall provide to Marketer with the exception of other entities' commissionable revenue, concurrently with each remittance of Commission pursuant to Section 5.3, a statement indicating (i) the name of each Active Customer or Inactive Customer for whom a remittance is being made, (ii) the amount of payment remitted by each Active Customer or Inactive Customer and the date of LecStar's (or an Affiliate's) receipt of such payment; and payment, (iii) the commissionable revenue by product; and (iv) the calculation of any Commissionable revenue by product.

                                   6. SUPPORT

         6.1 MARKETER CUSTOMER SUPPORT. Marketer shall provide Marketer Customer Support with respect to the Service(s) and Product Package(s) to each Active Customer and Inactive Customer during the Term (i) upon request by such Active Customer or Inactive Customer, and (ii) at no additional charge to such Active Customer or Inactive Customer.


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
         6.2 LECSTAR CUSTOMER SUPPORT. LecStar shall provide or cause its Affiliates to provide LecStar Customer Support during the Term. In connection therewith, LecStar shall cause its Affiliates, where technically feasible and financially reasonable, to implement electronic interconnectivity with the incumbent local exchange carrier's electronic provisioning and support systems, if any.

         6.3 TRANSFER OF SUPPORT REQUESTS. In the event that a Party receives a request for customer support with respect to an aspect of the Service(s) or Product Package(s) which is the responsibility of the other Party hereunder, such Party shall, before attempting to address such request itself, direct (and, if such request is received via telephone call, shall transfer via Warm Transfer) the requesting party to the other Party for resolution.

                                    7. AUDIT

         Once during each calendar year for so long as Marketer is receiving commissions hereunder, either party shall have the right, upon ten (10) days' prior written notice to the other party, to audit the documents, books and records of such party as they relate to calculation and payment of Revenues or Commissions hereunder. This audit shall be done at the requesting party's expense; provided, however, that if such audit reveals an underpayment or overpayment exceeding ten percent (10%) of the amounts required to be paid hereunder, then (i) the amount of the underpayment or overpayment shall accrue interest at the Contract Rate for the date originally due until the date of payment, and (ii) the expenses of the audit shall be borne by the other party.

         8. CONFIDENTIALITY

         8.1 ACKNOWLEDGMENT. Each Party acknowledges that it will, during the Term of this Agreement, become privy to Trade Secrets, as that term is defined in O.C.G.A. Section 10-1-761(4), and Confidential Information of the other Party. For the purposes of this Agreement, "Confidential Information" means information or material, whether oral or written, that is not a Trade Secret but is nonetheless proprietary to a Party or designated as Confidential Information by such Party and not generally known other than by personnel of such Party. "Confidential Information" includes without limitation the following types of information and other information of a similar nature (whether or not reduced to writing): discoveries, ideas, concepts, techniques, models, data, diagrams, flow charts, research, development, marketing and development plans, names of employees and information related to them, customer names, contacts, and other information related to customers, price lists, pricing policies, and financial data, information and projections. "Confidential Information" also includes any information described above which a Party obtains from a third party and which such Party treats as proprietary or designates as "Confidential Information", whether or not owned or developed by such Party. Information that is publicly known and that is generally employed by the trade or generic information or knowledge which a Party has learned in the elsewhere in the trade without disclosure by the other Party is not intended to and shall be deemed not to be a part of the "Confidential Information". With respect to any Confidential Information or Trade Secrets hereunder, the Party first disclosing such Confidential Information or Trade Secrets to the other Party shall be referred to as the "Disclosing Party", and the other Party shall be referred to as the "Recipient". All obligations set forth in this Section 8 shall be deemed to be reciprocal.


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
         8.2 EMBODIMENTS. All notes, data, reference materials, sketches, drawings, memoranda, documentation and records in any form or media in any way incorporating or reflecting any Confidential Information or Trade Secret of the Disclosing Party shall belong exclusively to the Disclosing Party and Recipient agrees to turn over all copies of such materials in Recipient's control, custody or possession to the Disclosing Party upon request or on the Termination Date, whichever is earlier. Recipient agrees to certify in writing that such action has been completed.

         8.3 PROTECTION OF CONFIDENTIAL INFORMATION. Recipient agrees that during the Term and for a period of three (3) years thereafter, Recipient shall hold in confidence and shall not directly or indirectly reveal, report, publish, copy, duplicate, disclose or transfer any of the Confidential Information of the Disclosing Party to any person or entity, or utilize any of the Confidential Information of the Disclosing Party for any purpose, except in the course of Recipient's performance under, and in accordance with the terms of, this Agreement.

         8.4 PROTECTION OF TRADE SECRETS. Recipient agrees that during the Term and in perpetuity thereafter, Recipient shall hold in confidence and shall not directly or indirectly reveal, report, publish, copy, duplicate, disclose, transfer or otherwise misappropriate any Trade Secret of the Disclosing Party to any person or entity, or utilize such Trade Secret for any purpose, except in the course of Recipient's performance under, and in accordance with the terms of, this Agreement.

         8.5 EXCEPTIONS. Notwithstanding Sections 8.3 or 8.4 herein, the obligation of Recipient to protect the confidentiality of any information or materials shall terminate as to any information or materials which: (i) are, or become, public knowledge through no act or failure to act of Recipient; (ii) are publicly disclosed by the proprietor thereof; (iii) are lawfully obtained without obligations of confidentiality by Recipient from a third party after reasonable inquiry regarding the authority of such third party to possess and divulge the same; (iv) are independently developed by Recipient from sources or through persons that Contractor can demonstrate had no access to Confidential Information; or (v) are lawfully known by Recipient at the time of disclosure other than by reason of discussions with or disclosures by the Disclosing Party.

         8.6 INJUNCTIVE RELIEF. Upon the breach or threatened breach by Recipient of any provision contained in this Section 8, Recipient acknowledges that the Disclosing Party will be without an adequate remedy at law, and would suffer irreparable injury, and that the Disclosing Party shall have the right (Section 2.3 notwithstanding) to obtain immediate injunctive relief against Recipient, in addition to all other remedies hereunder.

         8.7 SURVIVAL. This Section 8 shall survive expiration or termination of this Agreement for any reason whatsoever.


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
         9. WARRANTIES

         9.1 MARKETER'S REPRESENTATIONS AND WARRANTIES. Marketer hereby represents and warrants to LecStar that:

              9.1.1 it is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all requisite corporate power and authority to own its properties and assets and carry on its business and is in good standing in each jurisdiction in which such qualification is required;

              9.1.2 it has full corporate authority to execute and deliver this Agreement and any other agreement to be executed and delivered by Marketer in connection herewith, and to carry out the transactions contemplated hereby and thereby and the obligations contemplated hereunder and thereunder;

              9.1.3 the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action, and no other corporate proceedings by Marketer will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby, and this Agreement constitutes a valid and binding Agreement of Marketer, enforceable against in accordance with its terms; and

              9.1.4 Marketer has obtained all consents or approvals of any Regulatory Authorities required in connection with the execution and delivery of this Agreement by Marketer and the performance of Marketer's obligations hereunder.

         9.2 LECSTAR'S REPRESENTATIONS AND WARRANTIES. LecStar hereby represents and warrants that:

              9.2.1 it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own its properties and assets and carry on its business and is in good standing in each jurisdiction in which such qualification is required;

              9.2.2 it has full corporate authority to execute and deliver this Agreement and any other agreement to be executed and delivered by LecStar in connection herewith, and to carry out the transactions contemplated hereby and the obligations contemplated hereunder;

              9.2.3 the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action, and no other corporate proceedings by LecStar will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby, and this Agreement constitutes a valid and binding Agreement of LecStar in accordance with its terms; and

              9.2.4 LecStar has obtained all consents or approvals of any Regulatory Authorities required in connection with the execution and delivery of this Agreement by LecStar and the performance by LecStar of its obligations hereunder.

         9.3 EXCLUSION OF OTHER WARRANTIES. THE FOREGOING WARRANTIES BY LECSTAR IN THIS SECTION 10 ARE IN LIEU OF ALL OTHER WARRANTIES BY LECSTAR, EXPRESS OR IMPLIED, CONTRACTUAL OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         9.4 RESTRICTION ON USE OF MARKETER'S CUSTOMER INFORMATION. LecStar will not use Marketer's customer information for any purpose other than to provide services as herein provided.

                            10. COMPLIANCE WITH LAWS

         10.1 COVENANT. Each Party shall perform its obligations hereunder, at all times throughout the Term, in compliance with all applicable laws or regulations (i) imposed by any Regulatory Authority or (ii) effective in any jurisdiction within the Territory.

         10.2 INDEMNITY BY LECSTAR. LecStar shall defend, indemnify, and hold Marketer harmless from and against any claim, judgment, loss, damage or harm (including, without limitation, reasonable attorneys' fees arising directly or indirectly from or in connection with a breach by LECSTAR of this Agreement.

         10.3 INDEMNITY BY MARKETER. Marketer shall defend, indemnify, and hold LecStar harmless from and against any claim, judgment, loss, damage or harm (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from or in connection with a breach by Marketer of this Agreement.

         11. GENERAL PROVISIONS

         11.1 HEADINGS. Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

         11.2 TIME OF ESSENCE. Time is of the essence of this Agreement.

         11.3 SEVERABILITY. Any provision or portion of this Agreement held or determined by a court (or other legal authority) of competent jurisdiction to be illegal, invalid, or unenforceable in any jurisdiction shall be deemed separate, distinct and independent, and shall be ineffective to the extent of such holding or determination without (i) invalidating the remaining provisions of this Agreement in that jurisdiction, or (ii) affecting the legality, validity or enforceability of such provision in any other jurisdiction.

              11.4 GOVERNING LAW. This Agreement, and the Parties' respective performances hereunder, shall be construed and regulated in accordance with the laws of the State of Georgia.

         11.5 NOTICES. Any notice required or permitted to be given hereunder shall be (a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by personal delivery; (ii) by prepaid, overnight package delivery or courier service; or (iii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid. All notices given under this Agreement shall be addressed to the addresses stated at the outset of this Agreement, or to new or additional addresses as the Parties may be advised in writing.

         11.6 FORCE MAJEURE. Any delay or nonperformance of any provision of this Agreement (other than for nonpayment of amounts due hereunder) caused by conditions beyond the reasonable control of the performing Party shall not constitute a breach of the Agreement, and the time for performance of such provision shall be deemed to be extended for a period equal to the duration of the conditions preventing performance.

         11.7 ASSIGNMENT. Either Party may assign this Agreement with the prior written consent of the other Party, such consent not to be unreasonably withheld. Either Party may delegate a part or all of its responsibilities hereunder to any Affiliate or subcontractor, provided that such subcontractor complies with the terms hereof and delegation to an Affiliate or subcontractor shall not relieve the Parties of their respective duties hereunder.

         11.8 PRONOUNS. Pronouns used herein shall be construed as masculine, feminine, or neuter, and both singular and plural, as the context may require, and the term "person" shall include an individual, corporation, association, partnership, trust, and other organization.

         11.9 AGREEMENT CONFIDENTIAL. Except as otherwise required by applicable law (including without limitation the Georgia Open Records Act), the Parties shall keep the content of this Agreement confidential and neither Party shall disclose the content of this Agreement to any non-Party except upon the prior written permission of the other Party; provided, however, that that Parties may publicize the existence of this Agreement in Marketing Materials in accordance with Section 3.4 herein.

         11.10 PARTNERSHIP. Nothing herein contained shall be construed as creating a partnership or joint venture by or between the Parties.

         11.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof, and is intended as the Parties' final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements, representations, promises and understandings, whether written or oral, and may be amended or modified only by instrument in writing signed by both Parties. All exhibits referred to in this Agreement, as the same may be amended, supplemented or replaced in accordance with this Agreement, are incorporated herein by reference.


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
         11.12 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legatees, distributes, legal representatives, successors and permitted assigns.

         11.13 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

         11.14 QUALIFICATION OF INDEMNITIES. Each and every provision of this Agreement providing for indemnity and/or hold harmless provisions is hereby qualified by inserting preceding the phrases "...agrees to indemnify..." and "agrees to hold harmless..." or words of similar import, the phrase, "to the extent allowed by Georgia law," so that such phrases read, "...to the extent allowed by Georgia law, [undersigned] agrees to indemnify and hold harmless..."

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


LECSTAR TELECOM, INC.                       COBB ENERGY MANAGEMENT
                                            CORPORATION
("LecStar")                                 ("Marketer")

By:  /s/ Michael E. Britt                   By:  /s/ Bob Elsberry
     Michael E. Britt,                           Bob Elsberry,
     President                                   Senior V.P., Member Relations


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